                                                                   EXHIBIT 10.16


SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

No. 1

                  WARRANT TO PURCHASE SERIES D PREFERRED STOCK
                                       of
                                2 WAY MEDIA, INC.

                         (void after February 27, 2003)


     1. Number of Shares Subject to Warrant. FOR VALUE RECEIVED, on and after the date hereof, and subject to the terms and conditions herein set forth, Holder (as defined below) is entitled to purchase from 2 Way Media, Inc., a Delaware corporation (the "Company"), at any time (subject to Section 6.1 hereof) before the Termination Date (as defined below), at a price per share equal to the Warrant Price (as defined below and subject to adjustments as described below), the Warrant Stock (as defined below and subject to adjustments as described below) upon exercise of this Warrant pursuant to Section 6.2 hereof.

     2. Definitions. As used in this Warrant, the following terms shall have the definitions ascribed to them below:

         (a) "Definitive Agreement" shall mean the Strategic Alliance Agreement concerning NBC.com between Company and NBC Multimedia, Inc. ("NBC") dated the date hereof.

         (b) "Equity Financing" shall mean an equity financing in which the Company issues shares of Series D convertible preferred stock and receives an aggregate of at least $5,000,000 in consideration of such issuance.

         (c) "Holder" shall mean General Electric Capital Corporation ("GE Capital") or its assigns.

         (d) "Securities" shall mean fully paid and non-assessable shares of Series D Stock, par value $.001 per share, of the Company.

         (e) "Termination Date" shall mean the earlier to occur of (i) 5:00 p.m. California time on February 27, 2003 and (ii) the consummation of the Company's initial underwritten public offering of Common Stock of the Company in which the Company issues shares of Common Stock with a sales price per share of Common Stock (as adjusted for combinations, stock dividends, subdivisions or split-ups) of at least $3.00 and receives an aggregate of at least, $15,000,000 in consideration of such issuance ("IPO").



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         (f)  "Warrant Price" shall be equal to the lower of (i) $4.59 and (ii)
the per share proceeds to the Company for shares of Common Stock of the Company that are issued in connection with the Company's IPO.

         (g) "Warrant Stock" shall mean the Securities purchasable upon exercise of this Warrant or issuable upon conversion of this Warrant. The total number of shares to be issued upon exercise of the Warrant, subject to adjustment as described in Section 3 below, shall equal 300,000.

     3. Adjustments and Notices. The Warrant Price shall be subject to adjustment from time to time in accordance with the following provisions:

         (a) Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of the Securities or shall issue a stock dividend with respect to the Securities, the Warrant Stock and the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately increased and decreased, respectively and in case the Company shall at any time combine the outstanding shares of the Securities, the Warrant Stock and Warrant Price in effect immediately prior to such combination shall be proportionately decreased and increased, respectively, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

         (b) Reclassification, Exchange, Substitution, In-Kind Distribution. In the case of any reclassifications, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in cash, securities or property other than Securities, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the amount of cash and the number and kind of securities and property that Holder would have received for the Warrant Stock if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise the new Warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

         (c) Reorganization, Merger etc. In case of any (i) merger or consolidation of the Company into or with another corporation where the Company is not the surviving corporation, (ii) sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company, or (iii) sale by the Company's stockholders of 50% or more of the Company's outstanding securities in one or more related transactions ("Transfer of Control"), from and after the occurrence thereof the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of the Securities theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder to which the Holder would have been entitled if this Warrant had been exercised immediately prior to the record date for such reorganization, merger of sale. The provisions of this subparagraph (c) shall similarly apply to successive reorganizations, mergers and sales.



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         (d)  Dilutive Issuances. The Warrant Price and the number of shares of
Warrant Stock shall be entitled to the same antidilution protection as provided for the Securities in the Company's Certificate of Incorporation with respect to dilutive issuances (as such provisions exist on the date hereof and as though such provisions were set forth in full herein) during the period commencing on the date this Warrant is issued and ending on the date it is fully exercised.

         (e) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Securities other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward.

         (f) Notice. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of the Securities purchasable upon the exercise or conversion of this Warrant, then, and in each such case, the Company, as promptly as practicable thereafter, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company which notice shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise or conversion of this Warrant, setting forth in reasonable detail the method of calculation of each. The Company further agrees to notify the Holder of this Warrant in writing of a reorganization, merger or sale in accordance with
Section 3(c) hereof at least forty-five (45) days prior to the effective date thereof. The Company also agrees to notify the Holder of this Warrant in writing of a proposed public offering at least thirty (30) days prior to the effective date thereof.

         (g) Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

     4. No Stockholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a stockholder of the Company.

     5. Reservation of Stock. On and after the date hereof, the Company will reserve from its authorized and unissued Securities a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant and shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the conversion of the Warrant Stock. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

     6.  Exercise of Warrant.

         6.1 Conditions to Exercise of Warrant. Holder may not exercise this Warrant unless NBC is entitled to, and has actually offered to extend (whether or not the Company has chosen to accept), the term of the Definitive Agreement for an additional two years in accordance with Section 12



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thereof; provided that, notwithstanding anything to the contrary contained herein, Holder may exercise this Warrant (i) in connection with the Company's IPO, in the event that (A) such IPO occurs before the end of the initial term of the Definitive Agreement, (B) as of the date of the exercise by Holder, NBC and its affiliates have provided a total amount of on-air music-related promotions for NBC.com (the "Total Required Promotions") equal to fifteen seconds multiplied by the number of complete calendar months between April 27, 1998 and the date of exercise by Holder and (C) NBC has agreed to extend the term of the Definitive Agreement for an additional two (2) years in accordance with the terms of the Definitive Agreement; (ii) following the termination of the Definitive Agreement by Company for any reason other than in accordance with
Section 13(d) of the Definitive Agreement or pursuant to a material breach of a material provision of the Definitive Agreement by NBC; (iii) following a Transfer of Control or any transfer of the type described in Section 13(b) of the Definitive Agreement or (iv) following termination of the Definitive Agreement by NBC pursuant to a material breach of a material provision of the Definitive Agreement. Notwithstanding the foregoing, if NBC is not entitled to extend the term of the Definitive Agreement in accordance with the terms of the Definitive Agreement, but the term of the Definitive Agreement is nevertheless extended, then the number of shares of Warrant Stock that may be purchased under this Warrant shall be adjusted to a number determined by multiplying the total number of shares of Warrant Stock which may be purchased by Holder at the time of such adjustment by a fraction, the numerator of which shall be the actual aggregate amount of promotions (as measured in seconds) provided by NBC and the denominator of which shall be 360. The Company shall provide written notice to Holder of the occurrence of any event described in Section 6.1(i)(B) or (C),
(ii), (iii), or (iv) within three (3) business days of the occurrence thereof.

         6.2 Warrant Exercise. Subject to Section 6.1 hereof, this Warrant may be exercised in whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein. All of the Warrant Stock issuable upon exercise of the rights represented by this Warrant will, upon issuance and receipt of the Warrant Price thereof, be fully paid and non-assessable, and free of all taxes, liens and charges with respect to the issuance thereof and any preemptive or similar rights. The Company shall pay all taxes and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of the certificates representing the Warrant Stock.

         7. Conversion. In lieu of exercising this Warrant or any portion hereof, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of



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the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

                                X = (P)(Y)(A-B)/A

        where  X =    the number of shares of Securities to be issued to the
                      Holder for the portion of the Warrant being converted.

               P = the portion of the Warrant being converted expressed as a decimal fraction not greater than 1.00.

               Y = the total number of shares of Securities issuable upon exercise of the Warrant in full.

               A = the fair market value of one share of Warrant Stock which shall mean (i) the fair market value of the Company's stock issuable upon conversion of such share as of the last business day immediately prior to the date the notice of conversion is received by the Company, as determined in good faith by the Company's Board of Directors, or (ii) if this Warrant is being converted in conjunction with a public offering of stock the proceeds to the Company per share pursuant to the offering.

               B =    the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

     8. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that the transferor provides, at the Company's request, an opinion of counsel reasonably satisfactory to the Company that such transfer does not require registration under the Act and the securities law applicable with respect to any other applicable jurisdiction. Notwithstanding the foregoing, no opinion of counsel shall be necessary for (i) a transfer not involving a change in beneficial ownership, or (ii) a transfer by Holder to any of its partners, or retired partners, limited liability company members, affiliates or to the estate of any of its partners or retired partners, or (iii) transfers in compliance with Rule 144, so long as the Company is furnished with reasonably satisfactory evidence of compliance with such Rule.

9. Termination. This Warrant shall terminate on the first to occur of 5:00 p.m. California time on the Termination Date.



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     10.  Miscellaneous. This Warrant shall be governed by the laws of the State of California, as such laws are applied to contracts to be entered into and performed entirely in California. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

     ISSUED:     February 27, 1998

                                            2 WAY MEDIA, INC.



                                            By: /s/ Robert D. Roback
                                               ------------------------------



                                            Name:  Robert D. Roback
                                                 ----------------------------



                                            Title: President
                                                  ---------------------------



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                                  Attachment 1

                               NOTICE OF EXERCISE

TO:  2 WAY MEDIA, INC.

     1.  The undersigned hereby elects to purchase        shares of the Warrant
Stock of 2 Way Media, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                    ----------------------------------------
                                     (Name)


                    ----------------------------------------
                                    (Address)



-----------------------------                -----------------------------------
(Date)                                       (Name of Warrant Holder)



                                             By:
                                                --------------------------------



                                             Title:
                                                   -----------------------------



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                                  Attachment 2

                       INVESTMENT REPRESENTATION STATEMENT

                            Shares of the Securities
                     (as defined in the attached Warrant) of
                                2 WAY MEDIA, INC.

          In connection with the purchase of the above-listed securities, the undersigned hereby represents to 2 Way Media, Inc. (the "Company") as follows:

          (a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof.

          (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

          (c) The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and has had all questions which have been asked by it satisfactorily answered by the Company.

          (d) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

        Dated:
              -----------------------



                                            ------------------------------------
                                            (Typed or Printed Name)



                                            By:
                                               ---------------------------------
                                            (Signature)



                                            ------------------------------------
                                            (Title)



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                                  Attachment 3

                              NOTICE OF CONVERSION

TO:  2 WAY MEDIA, INC.

     1. The undersigned hereby elects to acquire _________ shares of the Securities of 2 Way Media, Inc. pursuant to the terms of the attached Warrant,
by conversion of      percent (   %) of the Warrant.

     2. Please issue a certificate or certificates representing said shares of Securities in the name of the undersigned or in such other name as is specified below:

                      ------------------------------------
                                     (Name)

                      ------------------------------------
                                    (Address)



Dated:
      ------------------------------



                                            ------------------------------------
                                            (Typed or Printed Name)


                                            By:
                                               ---------------------------------
                                            (Signature)



                                            ------------------------------------
                                            (Title)



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